SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE
               -----------------------------------------------

      This SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE (this "SETTLEMENT AGREEMENT") dated as of May 11, 2006, has been entered into by and among ML Media Partners, L.P. ("ML MEDIA"), the post-confirmation bankruptcy estate of Century/ML Cable Venture (the "ESTATE"), Adelphia Communications Corp. ("ADELPHIA") and Century Communications Corp. ("CENTURY" and, together with Adelphia, the "ADELPHIA PARTIES"). ML Media, the Adelphia Parties and the Estate are referred to herein, collectively as the "PARTIES" or individually as a "PARTY." Capitalized terms used but not defined herein shall have the meanings ascribed to them in that certain Interest Acquisition Agreement by and among ML Media, Century, Century/ML Cable Venture (the "JOINT VENTURE"), Century/ML Cable Corp. ("CABLE CORP") and San Juan Cable, LLC, dated as of June 3, 2005 (together with all letter agreements executed in connection therewith, the "ACQUISITION AGREEMENT").

                                    RECITALS
                                    --------

     A. Until a recent bankruptcy court approved sale, ML Media and Century, an indirect, wholly owned subsidiary of Adelphia, each held a 50% interest in the Joint Venture.

     B. In March 2000, prior to the June 2002 commencement of the bankruptcy cases currently pending in respect of the Adelphia Parties, ML Media sued, INTER ALIA, Century and Adelphia in the Supreme Court, New York County, for claims arising out of alleged violations of a joint venture agreement between the parties in respect of the Joint Venture (the "STATE COURT ACTION").

     C. In December 2001, the parties to the State Court Action entered into an agreement to settle that litigation. As part of that agreement, ML Media, the Adelphia Parties, the Joint Venture and Highland Holdings, a partnership comprised of members of the Rigas family ("HIGHLAND") executed a Leveraged Recapitalization Agreement, dated December 13, 2001 (the "RECAP AGREEMENT").

     D. ML Media subsequently filed suit against the Adelphia Parties, the Joint Venture, and Highland on June 12, 2002 seeking to enforce its claimed rights under the Recap Agreement and/or damages for breach of the Recap Agreement (the "RECAP ACTION"). The Recap Action was subsequently removed to the United States Bankruptcy Court for the Southern District of New York (the "COURT"). In response to the Recap Action, the Adelphia Parties and the Joint Venture filed counterclaims against ML Media and sought to set aside the Recap Agreement.

     E. The Court dismissed certain counterclaims of the Adelphia Parties and the Joint Venture on April 15, 2004.

     F. The Adelphia Parties subsequently filed an Amended Answer and Counterclaims (the "AMENDED ANSWER") on November 23, 2005. Adelphia caused the Joint Venture to withdraw its remaining counterclaim on January 31, 2006.

     G. ML Media moved for summary judgment on January 13, 2006 and the Adelphia Parties cross-moved for summary judgment on March 13, 2006.

     H. ML Media has filed the following proofs of claim: (i) proof of claim number 17714 against Century; (ii) proof of claim number 17715 against Adelphia; and (iii) proof of claim number 17 against the Joint Venture (collectively, the "ML PROOFS OF CLAIM"). The Joint Venture has filed the following proofs of claim: (i) proof of claim number 17711 against Century; (ii) proof of claim number 17712 against Adelphia; (iii) proof of claim number 17713 against Arahova Communications, Inc. ("ARAHOVA"); (iv) proof of claim number 17709 against Adelphia; and (v) proof of claim number 17710 against Century Cable Holding Corp. (collectively, the "JV PROOFS OF CLAIM" and, together with the ML Proofs of Claim, the "PROOFS OF CLAIM").

     I. In order to resolve consensually the disputes that are the subject of the Recap Action and the claims asserted in the Proofs of Claim, ML Media and the Adelphia Parties agreed to mediation. The Court appointed Tina L. Brozman, a partner of Bingham McCutchen LLP, mediator (the "MEDIATOR") pursuant to a Consent Order Appointing Mediator dated April 12, 2006 (the "MEDIATION ORDER").

     J. The Parties met with the Mediator for two days (April 17, 2006 and April 18, 2006) and have agreed to an amicable resolution of all of the disputes remaining between ML Media and the Adelphia Parties, and between the Joint Venture and all other Parties.

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I
                            CONSIDERATION AND TIMING

     Section 1.1. Dismissal of Litigation; Payment of Settlement Amount.
     -----------  -----------------------------------------------------
     a) In consideration of Century's agreement to the release of the funds held in the ML Media Escrow Account (as defined in the Sellers Escrow Agreement (the "SELLERS ESCROW AGREEMENT") dated as of October 31, 2005 among ML Media, Century and The Bank of New York, as escrow agent (the "ESCROW AGENT")) and payment of the Settlement Amount (as defined below), and the other terms and conditions of this Settlement Agreement, ML Media shall (i) dismiss with prejudice all pending litigation against the Joint Venture, the Estate, the Adelphia Parties, and Arahova including the State Court Action (styled ML MEDIA PARTNERS, L.P. V. CENTURY COMMUNICATIONS CORP., ET AL., Index No. 601298/00) and the Recap Action (styled ML MEDIA PARTNERS, L.P. V. CENTURY/ML CABLE VENTURE, ET AL., Adv. Pro. No. 02-02544 (REG)), (ii) withdraw with prejudice the ML Proofs of Claim, (iii) authorize the withdrawal with prejudice of the JV Proofs of Claim; and (iv) consent to the release in accordance with Section 1.4 hereof of all amounts held in the Century Escrow Account (as defined in Section 1.4). On the date hereof, ML Media shall execute, or cause the appropriate counsel to execute, stipulations of dismissal with prejudice in respect of each such pending action and the Proofs of Claim, to be held in escrow pending receipt of payment in full of the amounts held in the ML Media Escrow Account and the Settlement Amount.

     b) In consideration of ML Media's agreement to the dismissal with prejudice of all pending litigation against the Adelphia Parties and Arahova, the withdrawal of the Proofs of Claim and the other terms and conditions of this Settlement Agreement, the Adelphia Parties shall
          (i) consent to the release to ML Media in accordance with section 1.4 hereof of all amounts held in the ML Media Escrow Account, (ii) upon entry of an order of the Bankruptcy Court approving this Settlement Agreement (the "APPROVAL ORDER") agree to have the CENTURY ESCROW ACCOUNT (as defined in the Sellers Escrow Agreement) divided into two parts: Part M equal to $87 million (plus any interest pursuant to Section 1.4(b) collectively, the "SETTLEMENT AMOUNT") and Part C representing the balance, and (iii) dismiss with prejudice any counterclaims brought by them or by the Joint Venture (to the extent not previously dismissed) in the State Court Action and Recap Action. On the date hereof, the Adelphia Parties and the Estate shall execute, or shall cause the appropriate counsel to execute, stipulations of dismissal with prejudice in respect of each such pending action, to be held in escrow pending release of the stipulations of dismissal provided by ML Media pursuant to section 1.1(a) above.

     Section 1.2. Assumption of Certain Liabilities; Assignment of Rights.
     -----------  -------------------------------------------------------
     Notwithstanding anything herein, in the Acquisition Agreement or otherwise to the contrary, subject to entry of the Approval Order, the Adelphia Parties are responsible for, and shall satisfy, (i) all Liabilities of the Sellers based upon, arising out of or related to the Acquisition Agreement, including, but not limited to, any determination of Working Capital or any adjustment of the Purchase Price, any claim asserted by the Buyer for indemnification or otherwise, and any post-closing liability or obligation of the Sellers other than a breach by ML Media of its obligations under sections 5.1, 7.1(b), and the access provisions of the last sentence of section 7.7 of the Acquisition Agreement (the "MID-OCEAN LIABILITIES"), and
     (ii) all Excluded Liabilities; provided, however, such obligation is not intended to, and shall not, cause any Mid-Ocean Liabilities or Excluded Liabilities that are recourse only to specified funds to cease being of limited recourse. The Adelphia Parties shall jointly and severally indemnify, defend and hold harmless ML Media from and against any liability, damage or expense (including, but not limited to, legal fees and expenses) resulting from: (x) any Mid-Ocean Liabilities, (y) any Excluded Liabilities or (z) any Liability of the Cable Venture or Cable Corp. that became a liability of the Buyer upon consummation of the transactions set forth in Section 2.1 of the Acquisition Agreement; provided, however, that the Adelphia Parties shall have no obligation to indemnify ML Media for any liability or damage pursuant to this clause (z) (as opposed to a cost of defense (which obligation shall not be affected by this proviso)) until there shall be an order of a court of competent jurisdiction, not subject to a bond or a stay pending appeal which delays the requirement of payment, assessing such liability against ML Media (nothing contained in this Agreement is intended to, or shall, alter the ultimate liability of Buyer for such Liabilities) (clauses (x) through (z) are collectively referred to as the "INDEMNIFIED LIABILITIES"). If any claim is brought against ML Media with respect to any Indemnified Liabilities, the Adelphia Parties shall have the right to assume the defense of that claim on behalf of ML Media. In the event the Adelphia Parties notify ML Media that the Adelphia Parties are assuming the defense of such matter, (a) the Adelphia Parties shall defend ML Media against the matter with counsel of their choice reasonably satisfactory to ML Media and unless the Adelphia Parties exercise a Reservation of Rights (as defined below), the Adelphia Parties shall have no further obligation to indemnify ML Media for costs of defense, (b) ML Media may retain separate counsel at its sole cost and expense, provided that if the Adelphia Parties exercise a Reservation of Rights and it is ultimately determined that the Adelphia Parties were obligated to provide indemnification pursuant to this section on the matters subject to the Reservation of Rights, then such separate counsel and the cost of defense shall be paid by the Adelphia Parties, (c) ML Media shall cooperate in the defense of the matter and shall not consent to the entry of a judgment or enter into any settlement with respect to the matter without the written consent of the Adelphia Parties, and (d) the Adelphia Parties shall not consent to the entry of a judgment with respect to the matter or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases ML Media from all liability with respect thereto, without the written consent of ML Media. Assumption of the defense by the Adelphia Parties shall constitute an acknowledgement by the Adelphia Parties that the claim being defended is subject to indemnification pursuant to this Section 1.2, unless the Adelphia Parties, concurrent with such assumption, expressly reserve their rights to dispute whether or not the claim is a proper subject for indemnification, including the specific basis for such dispute (a "RESERVATION OF RIGHTS").

     Section 1.3. Other Consideration.
     -----------  -------------------
     a) Upon entry of the Approval Order ML Media shall assign and transfer the following to a new escrow account to be established under the Sellers Escrow Agreement (the "NEW ESCROW"), provided that to the extent such transferred property constitutes property other than cash and cash equivalents, Century shall control such property so long as ownership continues in the New Escrow: (i) except as provided in section 1.3(c) or (d): (x) all of ML Media's rights under the JV Plan of Reorganization (defined below), and (y) all of ML Media's rights under the Acquisition Agreement, including the right to receive 50% of the Deferred Purchase Price and the right to receive funds otherwise payable from the Indemnity Escrow Account, (ii) all of ML Media's rights to any amounts held under the Escrow Agreement or the escrow with respect to the Citibank liens; (iii) all of ML Media's rights to the Transferred Assets; (iv) all of ML Media's rights to receive any refund payable with respect to pre-paid workers' compensation insurance for the Joint Venture; and (v) any proceeds of the foregoing received from the date hereof to the date the Approval Order is entered.

     b) Upon the Approval Order becoming a Final Order: (i) ML Media and Century shall terminate the Estate Administration Agreement between them; and (ii) all property transferred to the New Escrow pursuant to paragraph (a) above and all proceeds thereof and earnings thereon shall be released to Century.

     c) Upon entry of the Approval Order and notwithstanding anything to the contrary contained in the Estate Administration Agreement (which shall be suspended upon entry of the Approval Order), the Adelphia Parties shall perform all obligations of the Sellers, and assume all of the duties of the Sellers, under the Acquisition Agreement or the plan of reorganization of the Joint Venture (the "JV PLAN OF REORGANIZATION") and shall have the sole and exclusive right to exercise all rights of the Sellers (in each case other than those that are personal to ML Media such as sections 7.1(b) and the last sentence of section 7.7 of the Acquisition Agreement) under the Acquisition Agreement or the JV Plan of Reorganization, such rights shall include the sole and exclusive right to settle or dispute all Purchase Price Adjustments with the purchaser of the Joint Venture.

     d) Effective upon entry of the Approval Order ML Media shall transfer all funds in the Plan Funding Reserve and the Disputed Claim Reserve to an account designated by Adelphia, and notwithstanding anything to the contrary contained in the Estate Administration Agreement (which shall be suspended upon entry of the Approval Order), the Adelphia Parties shall be responsible for paying, disputing, or settling all claims against such Plan Funding Reserve and Disputed Claim Reserve (and prior to the Approval Order becoming a Final Order may only use the Plan Funding Reserve and Disputed Claim Reserve (x) for such purpose,
          (y) to pay taxes on the earnings on such reserves, and (z) and to fulfill the indemnification obligations arising under Section 1.2) and all income taxes payable on the interest earned on the funds in such account from January 1, 2006. Any refund received with respect to pre-paid workers' compensation insurance, any income tax refunds or any other amounts payable to the Estate shall be deposited into the Century Escrow Account.

     e) ML Media and the Adelphia Parties will cause the Joint Venture to discontinue with prejudice the adversary proceeding pending before the United States Court, styled CENTURY/ML CABLE VENTURE, ET AL. V. JOHN
          J. RIGAS, et al., Adv. Pro. No. 04-04369 (REG). On the date hereof, ML Media and the Adelphia Parties shall each execute a stipulation of dismissal in respect of the aforementioned action to be held in escrow pending release of the stipulations of dismissal provided by ML Media pursuant to section 1.1(a) above. If Highland shall refuse to sign the stipulation of dismissal, then the Adelphia Parties shall apply to the Court for the voluntary dismissal of the action on behalf of the Joint Venture.

     f) Within three Business Days (as defined in Section 1.4 below) of the entry of the Final Order, Adelphia will file a notice of dismissal with prejudice pursuant to Fed. R. Civ. P. 41(a) as to ML Media and the Joint Venture of the adversary proceeding filed before this Court under the caption ADELPHIA COMMUNICATIONS CORP. V. DIBBERN, ET AL., Index No. AP-06-1355 (REG).

     g) All litigation that pursuant to the terms of this Settlement Agreement is to be dismissed at or after the time that the Approval Order becomes a Final Order and/or the Settlement Amount is paid shall be stayed pending the occurrence of such events or the termination of this Settlement Agreement.

     Section 1.4. Timing of Release of ML Media Escrow Account and Timing of
     -----------  ----------------------------------------------------------
     Payment of Settlement Amount.
     ----------------------------

     a) Adelphia and Century shall consent to the release of all amounts in the ML Media Escrow Account upon the execution of this Settlement Agreement and, as required by the Sellers Escrow Agreement, Century and ML Media shall deliver to the Escrow Agent a copy of a Court order ordering payment, and joint instructions to make payment, of all amounts in the ML Media Escrow Account to ML Media within three Business Days after the execution of this Settlement Agreement. A form of stipulation and order reflecting such consent is annexed as Exhibit A and shall be executed simultaneously with the execution of this Settlement Agreement and submitted to the Court within one Business Day after the execution of this Settlement Agreement.

     b) Part M of the Century Escrow Account shall be established upon the Approval Order being entered. In the event that the Approval Order is not entered on or before May 30, 2006, the Settlement Amount shall begin to accrue interest from that day forward until the Approval Order is entered at an annual rate of 9% (nine per centum).

     c) Upon the Approval Order becoming a Final Order, Part M of the Century Escrow Account (including any interest payable pursuant to Section 1.4(b)), plus (x) the actual net earnings thereon from the date of the entry of the Approval Order to the earlier of (i) the six month anniversary of the date of entry of the Approval Order (the "SMA"), or
          (ii) the date the Approval Order becomes a Final Order, and (y) if the Approval Order does not become a Final Order until after the SMA, interest at the rate of 9% per annum on $87 million from the SMA to the date of payment of the Settlement Amount, shall be released to ML Media, and the balance of the Century Escrow Account shall be released to Century.

     Section 1.5. Timing / Court Approval. Adelphia shall schedule a proceeding
     -----------  -----------------------
     for approval of this Settlement Agreement no later than the Court's first available hearing date following ten days following the first Business Day after the date of this Agreement. The Parties' performance of any of the obligations set forth herein shall be conditioned upon entry of the Approval Order in a form reasonably acceptable to ML Media and the Adelphia Parties. In the event an appeal is taken from the Approval Order, Adelphia shall seek expedited treatment of such appeal. In the event that the Approval Order is denied or entered but ultimately reversed, this Settlement Agreement shall terminate and be of no further force and effect; provided, however, that (a) ML Media shall have the right to retain the amounts distributed to ML Media from the ML Media Escrow Account, (b) ML Media shall reimburse Adelphia (or to the extent paid from the Plan Funding Reserve, shall reimburse the Plan Funding Reserve) for indemnification payments made to, or costs incurred on behalf of, ML Media pursuant to
     Section 1.2, (c) all property transferred to the New Escrow by ML Media shall be returned to ML Media, and the Century Escrow Account shall be returned to a single account governed by the Sellers Escrow Agreement, and
     (d) ML Media shall be bound by all action taken by the Adelphia Parties pursuant to Section 1.3(c) or 1.3(d) prior to the termination of this Settlement Agreement (but this shall not be deemed a waiver of any rights that ML Media may have against the Adelphia Parties: (x) arising prior to the date of this Settlement Agreement, or (y) arising after the date of this Settlement Agreement for actions taken by the Adelphia Parties pursuant to Section 1.3(c) or 1.3(d) that constitute gross negligence, willful misconduct or fraud).

                                   ARTICLE II
                                    RELEASES

     Section 2.1. Mutual General Releases. Effective as of the date when ML
     -----------  -----------------------
     Media receives payment of the Settlement Amount:

     a) Except with respect to any rights or causes of action accruing under this Settlement Agreement, ML Media, for itself, its successors and assigns, hereby waives, releases and forever discharges the Adelphia Parties, the Estate and their successors and affiliates, and each of their past, present, and future officers, directors, partners, members, employees, agents, and servants (collectively, the "ADELPHIA RELEASED PARTIES") from any and all claims, obligations, demands, actions, causes of action and liabilities, of whatsoever kind and nature, character and description, whether in law or equity, whether sounding in tort, contract or under other applicable law, whether known or unknown, and whether anticipated or unanticipated, of or to ML Media, which ML Media and its successors and assigns ever had, now have or may ever have against the Adelphia Released Parties, including, without limitation, those arising from any event, transaction, matter, circumstance or fact in any way arising out of, arising as a result of, related to, with respect to or in connection with or based in whole or in part on the Joint Venture, the State Court Action, the Recap Agreement, the Recap Action, or the Proofs of Claim (such claims, obligations, demands, actions, causes of action and liabilities referred to herein collectively as the "ML CLAIMS"); provided, however, that this release does not extend to and shall not be deemed to include, (i) Buchanan Ingersoll, P.C. and any employees or shareholders thereof and (ii) the members of the Rigas family who are or were partners in Highland.

     b) Except with respect to any rights or causes of action accruing under this Settlement Agreement, the Adelphia Parties and the Estate, for themselves, their successors and assigns, hereby waive, release and forever discharge ML Media and its successors and affiliates, and each of their respective past, present, and future officers, directors, partners (and past, present and future officers, directors, employees, agents and partners of the general partner of ML Media and the partners of the general partner of ML Media), members, employees, agents, and servants (collectively, the "ML MEDIA RELEASED PARTIES") from any and all claims, obligations, demands, actions, causes of action and liabilities, of whatsoever kind and nature, character and description, whether in law or equity, whether sounding in tort, contract or under other applicable law, whether known or unknown, and whether anticipated or unanticipated, of or to the Adelphia Parties, which the Adelphia Parties and their successors and assigns ever had, now have or may ever have against the ML Media Released Parties, including, without limitation, those arising from any event, transaction, matter, circumstance or fact in any way arising out of, arising as a result of, related to, with respect to or in connection with or based in whole or in part on the Joint Venture, the State Court Action, the Recap Agreement, the Recap Action or the Proof of Claims (such claims, obligations, demands, actions, causes of action and liabilities referred to herein collectively as the "ADELPHIA PARTIES CLAIMS").

     c) The consequences of the foregoing waiver provisions have been explained by each of the Parties' respective counsel. Each of the Parties acknowledges that it may hereafter discover facts different from, or in addition to, those it now knows or believes to be true with respect to the ML Claims or the Adelphia Parties Claims (as the case may be), and agrees that this Settlement Agreement and the releases contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.

     d) To the extent applicable law would not otherwise recognize the provisions of subsections (a) and (b) of this Section 2.1 as constituting a full and final release applying to all unknown and unanticipated claims, as well as those now known or disclosed, the Parties hereby expressly waive all rights or benefits which either one or both of them may have now or in the future under any such applicable law.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     Section 3.1. ML Media Due Organization, Standing and Authority. ML Media is
     -----------  -------------------------------------------------
     a limited partnership duly organized under the laws of the State of Delaware, validly existing and in good standing under the laws of the jurisdiction of its formation. ML Media has all necessary power and authority to execute, deliver and perform its obligations under this Settlement Agreement as contemplated by its formation agreements, by-laws, or other charter, organizational or governing documents.

     Section 3.2. Adelphia Due Organization, Standing and Authority. Adelphia is
     -----------  -------------------------------------------------
     a corporation duly organized under the laws of the State of Delaware, validly existing and in good standing under the laws of the jurisdiction of its formation. Subject to the receipt of the Court approval described herein, Adelphia has all necessary power and authority to execute, deliver and perform its obligations under this Settlement Agreement as contemplated by its formation agreements, by-laws, or other charter, organizational or governing documents.

     Section 3.3. Century Due Organization, Standing and Authority. Century is a
     -----------  ------------------------------------------------
     corporation duly organized under the laws of the State of Texas, validly existing and in good standing under the laws of the jurisdiction of its formation. Subject to the receipt of the Court approval described herein, Century has all necessary power and authority to execute, deliver and perform its obligations under this Settlement Agreement as contemplated by its formation agreements, by-laws, or other charter, organizational or governing documents.

     Section 3.4. Representations and Warranties in Respect of the Acquisition
     -----------  ------------------------------------------------------------
     Agreement.
     ---------
     a) ML Media represents and warrants that the representations and warranties it made in section 5.1 of the Acquisition Agreement were true both when made and as of October 31, 2005, and hereby indemnifies and holds harmless the Adelphia Parties for any damages incurred by the Adelphia Parties as a result of any breaches of such representations and warranties by ML Media.

     b) Century represents and warrants that the representations and warranties it made in section 5.2 of the Acquisition Agreement were true both when made and as of October 31, 2005, and the Adelphia Parties hereby indemnify and hold harmless ML Media for any damages incurred by ML Media as a result of any breaches of such representations and warranties by Century.

                                   ARTICLE IV
                                  MISCELLANEOUS

     Section 4.1. Notices. All notices, demands and other communications
     -----------  -------
     hereunder shall be in writing and shall be deemed to have been duly given:

     a)   when personally delivered;

     b) upon actual receipt (as established by confirmation of receipt or otherwise) during normal business hours, otherwise on the first Business Day thereafter; or

     c) when sent by overnight courier with charges prepaid on the Business Day of scheduled delivery; in each case, to the following addresses, or to such other addresses as a Party may from time to time specify by notice to the other Party given pursuant hereto.

          If to ML Media, to:

               RP Companies, Inc.
               150 East 52 Street, 21st Floor
               New York, New York 10022
               Telephone: (212) 980-7110
               Telecopy:  (212) 980-8374
               Attention: Elizabeth McNey Yates

          With a copy to:

               Proskauer Rose LLP
               1585 Broadway
               New York, New York 10036
               Telephone: (212) 969-3465
               Telecopy:  (212) 969-2900
               Attention: Bradley I. Ruskin, Esq.

          If to the Estate, to Century and ML Media, with a copy to:

               Morgan Lewis & Bockius LLP
               101 Park Avenue
               New York, New York 10178
               Telephone: (212) 309-6000
               Telecopy:  (212)
               Attention: Richard Toder, Esq.

          If to Adelphia, to:

               Adelphia Communications Corporation
               5619 DTC Parkway - 8th Floor
               Greenwood Village, Colorado  80111
               Telephone:  (303) 268-6458
               Telecopy:   (303) 268-6662
               Attention:  General Counsel

          If to Century, to:

               Century Communications Corporation
               c/o Adelphia Communications Corporation
               5619 DTC Parkway - 8th Floor
               Greenwood Village, Colorado  80111
               Telephone:  (303) 268-6458
               Telecopy:   (303) 268-6662
               Attention:  General Counsel

     Section 4.2. Covenant Not to Take Action in Breach of Representations and
     -----------  ------------------------------------------------------------
     Warranties. The Parties agree not to take any actions that will result,
     ----------
     whether directly or indirectly, in the breach of their respective representations, warranties, agreements, covenants or obligations contained in this Settlement Agreement.

     Section 4.3. GOVERNING LAW/JURISDICTION. THIS SETTLEMENT AGREEMENT AND THE
     -----------  --------------------------
     RIGHTS AND DUTIES OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED, ENFORCED AND PERFORMED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE BANKRUPTCY COURT SHALL HAVE THE EXCLUSIVE JURISDICTION OVER THIS SETTLEMENT AGREEMENT AND THAT ANY CLAIMS ARISING OUT OF OR RELATED IN ANY MANNER TO THIS SETTLEMENT AGREEMENT SHALL BE PROPERLY BROUGHT ONLY BEFORE THE BANKRUPTCY COURT. IF AND TO THE EXTENT THAT THE BANKRUPTCY CASES ARE CLOSED OR DISMISSED, THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION OVER THIS SETTLEMENT AGREEMENT AND ANY SUCH CLAIMS.

     Section 4.4. Entire Agreement. This Settlement Agreement contains the
     -----------  ----------------
     entire agreement among the Parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties among the Parties other than those set forth or referred to herein.

     Section 4.5. Severability. In case any provision of this Settlement
     -----------  ------------
     Agreement shall be determined to be invalid, illegal or unenforceable for any reason, the remaining provisions of this Settlement Agreement shall be unaffected and unimpaired thereby, and shall remain in full force and effect, to the fullest extent permitted by applicable law.

     Section 4.6. Survival of Representations. All representations, warranties,
     -----------  ---------------------------
     agreements, covenants and obligations herein are material, shall be deemed to have been relied upon by the other Parties, and shall survive the date hereof.

     Section 4.7. Successors and Assigns. This Settlement Agreement shall be
     -----------  ----------------------
     binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, including, without limitation, any trustee appointed pursuant to the provisions of the Bankruptcy Code.

     Section 4.8. No Admission of Liability. This Settlement Agreement is not an
     -----------  -------------------------
     admission of any liability but is a compromise and settlement of the State Court Action, Recap Action, and Proofs of Claim. This Settlement Agreement shall not be treated as an admission of liability. All communications (whether oral or in writing) between and/or among the Parties, their counsel and/or their respective representatives relating to, concerning or in connection with this Settlement Agreement, or the matters covered hereby and thereby, shall be governed and protected in accordance with Federal Rule of Evidence 408 and New York Civil Practice Law and Rules Section 4547 to the fullest extent permitted by law.

     Section 4.9. Interpretation. This Settlement Agreement has been drafted by
     -----------  --------------
     Bingham McCutchen LLP at the request of the Parties. The Parties have been represented in the negotiation of this document through their legal counsel. No provision or ambiguity in this Settlement Agreement shall be resolved against any Party solely by virtue of its participation in the drafting of this Settlement Agreement.

     Section 4.10. Limitation of Liability. Bingham McCutchen LLP has drafted
     ------------  -----------------------
     this Settlement Agreement pursuant to Ms. Brozman's role as Mediator as set forth in the Mediation Order. The Mediator, Bingham McCutchen LLP, and the personnel of Bingham McCutchen LLP who have assisted the Mediator in the mediation of the disputes resolved hereby and the drafting of this Settlement Agreement shall be entitled to the applicable immunity described in paragraph 4 of the Mediation Order.

     Section 4.11. Attorneys' Fees. Each Party shall be responsible for the
     ------------  ---------------
     payment of its own costs and expenses (including attorneys' fees). Notwithstanding the foregoing, in any action or proceeding to enforce this Settlement Agreement, the prevailing Party shall be entitled to payment of its costs and expenses (including attorneys' fees).

     Section 4.12. Captions. The captions of this Settlement Agreement are for
     ------------  --------
     convenience only and are not a part of this Settlement Agreement and do not in any way limit or amplify the terms and provisions of this Settlement Agreement and shall have no effect on its interpretation.

     Section 4.13. Counterparts. This Settlement Agreement may be executed in
     ------------  ------------
     counterparts, by either an original signature or signature transmitted by facsimile transmission or other similar process and each copy so executed shall be deemed to be an original and all copies so executed shall constitute one and the same agreement.

  [Remainder of Page Intentionally Left Blank; Next Page is Signature Page.]

     IN WITNESS WHEREOF, the Parties have signed this Settlement Agreement in multiple counterparts as of the day and date first set forth above.

                                        ML MEDIA PARTNERS, L.P.

                                        BY:  MEDIA MANAGEMENT PARTNERS,
                                               ITS GENERAL PARTNER


                                        By: /s/Elizabeth McNey Yates
                                            ---------------------------------
                                            Name:
                                            Title:

                                        ADELPHIA COMMUNICATIONS CORPORATION


                                        By: /s/Vanessa Wittman
                                            ---------------------------------
                                            Name:
                                            Title:

                                        CENTURY COMMUNICATIONS CORP.


                                        By: /s/Vanessa Wittman
                                            ---------------------------------
                                            Name:
                                            Title:

                                        ESTATE

                                            BY: CENTURY COMMUNICATIONS CORP.


                                            By: /s/Vanessa Wittman
                                                -----------------------------
                                                Name:
                                                Title:

                                            BY: ML MEDIA PARTNERS, L.P.

                                            BY: MEDIA MANAGEMENT PARTNERS,
                                                 ITS GENERAL PARTNER


                                            By: /s/Elizabeth McNey Yates
                                                -----------------------------
                                                Name:
                                                Title: